================================================================================


                                   THE MEXICO
                                     EQUITY
                                   AND INCOME
                                   FUND, INC.


                               SEMIANNUAL REPORT
                                JANUARY 31, 1998




                            ADVANTAGE ADVISERS, INC.

================================================================================

                   The Mexico Equity and Income Fund, Inc.


                                                               February 16, 1998

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the semiannual period ending January 31, 1998. Over the past six months, the U.S dollar net asset value (NAV) return was negative 5.1%. The Fund's price closed on the New York Stock Exchange at $9.75 per share on January 31, 1998. During the same period the Bolsa Index-in U.S. dollars $64.55 fell 16.3%. While these negative results are discouraging, we were pleased with our outperformance caused by strong stock selection and fixed income allocation.

The financial crisis in Asia during the latter part of 1997, along with a forecasted slowing U.S. economy has impacted the performance of Mexico's markets. The Fund's three largest sectors at the end of January 1998 were Industrial Conglomerates, Retail and Specialty Stores and Food, Beverage and Tobacco industries. These three sectors provided positive performance for the Fund, and the Investment Adviser believes that these sectors will continue to produce positive returns through 1998. The Investment Adviser believes that slowing economic growth and falling inflation will lead to modest U.S dollar returns in 1998 from the Mexican stock market.

Mexico remains a profitable emerging market. Despite fluctuations in the emerging markets in the later part of 1997, the Fund continued to offer investors an attractive alternative for asset diversification and remained active in emerging markets. Thank you for your continued support of the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

Report of the Mexican Adviser            The Mexico Equity and Income Fund, Inc.
For the Six Months Ended January 31, 1998

Mexico's Economic Environment

Mexico has been a top performer over the past year. Economic growth, measured by gross domestic product (GDP) showed an increase of 7.0% (the highest in 16 years) surpassing expectations forecasted early in 1997.

For the six month period ended January 31, 1998, the Mexican Peso lost 7.7% versus the U.S. dollar as a result of lower oil prices and a drop in the current account deficit. Historically, the 28 day-Treasury Bill would be affected by the devaluation of the Mexican Peso in January. However, the 28 day-Treasury bill closed at 17.3% and did not reflect any significant variation as of January 31, 1998. Domestic demand continued to gain strength during the second half of the year.

The Investment Advisor believes that domestic economic growth in Mexico has slowed with the announcement of the Mexican federal budget cut and the depreciation of the Mexican Peso against the U.S. dollar. This marked the beginning of a less advantageous period for Mexico's macro-economic prospects. The projected Mexican Peso dollar per U.S. dollar at the end of 1998 decreased from P$8.5 to P$8.9. The estimated current account deficit was revised from 2.6% to 2.9% of GDP. The trade balance deficit widened from 0.9% to 1.4% of GDP. Inflation figures were estimated to be 12.5% to 13.5%, which is an average increase of 3.0% over 1996. As a result, days after the release of December's trade balance deficit and the publication of 1998's Monetary Policy, the Peso depreciated almost 5% against the dollar.

Under the new governor of the Central Bank, Mexican monetary policy seems more flexible and pragmatic than it has in the past. Going forward, the Central Bank is expected to employ a neutral monetary policy through 1998. The Central Bank will work to actively monitor inflation, depreciation of currency and interest rates. This will enable monetary policy to respond to changes in demand and global conditions, as is the Central Bank's policy.

--------------------------------------------------------------------------------

Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

--------------------------------------------------------------------------------

The Mexican Stock Market

The Bolsa Index posted a dollar loss of 16.3% from July 31, 1997 through January 31, 1998. The Bolsa Index, however, gained 52% for the calendar year ending December 31, 1997. For the second half of 1997, continued capital inflows caused over-pricing in Mexican stocks. In January, the market abruptly corrected itself, causing overreaction by investors. Industrial conglomerates were the most impacted sector and, as a result, the full effects of January's volatility will not be realized until the first quarter 1998. Mexico was one of the most volatile markets in the world during January, due to a fully valued Mexican stock market at the end of December 1997.

Fund Performance and Portfolio Strategy

For the six-month period ended January 31, 1998, the Fund's NAV return was negative 5.1%, while the market price return was negative 7.2% in U.S. dollar terms. For the same period, the Bolsa Index lost 16.3% in U.S. dollar terms.

The Fund's equity portfolio exposure on January 31, 1998 was 78.5% and the fixed income proportion was 21.5%. The fixed income in Mexican Peso instruments was 20%, including 3.9% in convertible bonds, 4.2% in a Vitro real coupon promissory note, 2.2% in long-term government bonds and treasury bills and 9.7% in banking promissory notes. The fixed income component in U.S. dollar products was 1.5%. During the period, the Fund's fixed income position increased from 11.1% to 21.5% as a result of our investment strategy to lower the equity exposure due to a fully priced stock market after a 52.0% dollar return in 1997.

Based on continued GDP growth and a projected private domestic consumption growth of 4.1% in 1998, we believe that a majority of domestic orientated companies listed on the Mexican stock exchange will improve operating profits. Our investment strategy continues to favor consumer-oriented companies and defensive export-oriented stocks.

As of January 31, 1998, the Fund's three largest sectors were (1) Industrial Conglomerates, 16.6%, (2) Retailing and Specialty Stores, 14.2% and (3) Food, Beverage and Tobacco, 13.9%. The Fund's three largest stock holdings were (1) Telefonos de Mexico (Communications), 4.9%, (2) Pepsi-Gemex (Food, Beverage and Tobacco), 3.9% and (3) Grupo Elektra (Specialty Stores), 3.5%.

Review of Key Economic Sectors

Industrial Conglomerates -- 16.6% of the Fund's total investments as of January 31, 1998

The industrial conglomerates' financial results for the third quarter 1997 were positive, despite the strengthening of the Mexican Peso. Most industrial groups were able to maintain their operating margins despite the negative effect of a stronger peso. During the third quarter, higher volumes were generated by a recovery in the domestic market and by a continuous growth in exports. During the fourth quarter, most industrial groups continued to register strong sales in dollar terms, with some pressure on margins. Industrial activity continued to expand, increasing 8.6% in the fourth quarter.

Lower commodity prices and a more competitive environment for Mexican exports should be reflected in the financial corporate results for the first quarter 1998. Export growth is expected to slow in pace, as compared to previous years. Mexican conglomerates should continue to benefit from the domestic consumption recovery. The slowing of exports is due to expected lower growth of the U.S. economy and more competition for Mexican exports.

Retailing and Specialty Stores -- 14.2% of the Fund's total investments as of January 31, 1998

Mexican retailers and specialty stores showed positive performance during the second half of 1997. According to National Association of Self Service and Department Stores (ANTAD) same store sales for both self-service and department stores registered 3.3% and 11.3% increases versus the same period last year. This rebound has been supported by higher employment and lower inflation. During this period, most retail companies continued their aggressive expansion programs, which started at the beginning of 1997. These expansion programs are expected to continue in 1998. Furthermore, retail companies have enforced limits on operating expenditures and have lowered their debt levels. We expect that 1998 should be another positive year for Mexican retailers wages are expected to increase, employment recovery will continue, and as a consequence, domestic consumption growth should continue during the first half of 1998.

Food, Beverage and Tobacco -- 13.9% of the Fund's total investments as of January 31, 1998

During the second half of 1997, food companies continued to show strong growth as a result of strong discounting and promotional campaigns. However, a price war forced companies to become more efficient and to improve operating expenditure controls. We believe 1998 will be a positive year for Food, Beverage and Tobacco companies since their strength is tied to the continued domestic consumption recovery. Export growth in this sector however is linked to U.S. economic growth. The current Mexican export projection of an 8.8% increase could be less if the U.S. economy slows down.

The beverage sector (beer and soft drinks) continued to perform well during the second part of the year as a result of very attractive growth due to aggressive promotional campaigns. We expect companies to continue making operating improvements in 1998, particularly bottlers, as brewers already claim strong margins. We expect growth rates in domestic volumes of beer to decrease from 4.8% to 2.5% in 1998, as a result of an average beer market price increase of 23%. 1997 exports grew approximately 30.9% and we believe they will to continue to grow by approximately 14.8% in 1998.

Top Ten Holdings

Telefonos de Mexico, S.A. de C.V. -- 4.9% of the Fund's total investments

Telmex is the only Mexican company that offers integral telecommunication services at the national level, including local, local distance data, cellular and paging services. During August 1996, the company lost its exclusivity over the long distance market and in the short term will also face competition in local service. The company estimates that it has 73% of the cellular telephone market and Telmex intends to compete in the U.S. long distance market in a joint effort with its commercial partner Sprint. Telmex has adequately controlled cost and expenses which has allowed it to maintain high operating margins. Telmex's annual sales totaled US$
7.4 billion in 1997 and its market capitalization was US$ 20.9 billion at year end 1997. The Fund's position increased from 4.1% to 4.9%, due to its high liquidity.

Pepsi-Gemex, S.A. de C.V. -- 3.9% of the Fund's total investments
Grupo Embotellador de Mexico, S.A. de C.V. is Pepsi-Cola's second largest bottler outside the U.S., and is Pepsi-Cola's anchor bottler in Mexico. It also owns Electropura, the largest purified water company in Mexico. In 1997, Pepsigx commercialized its products in Mexico City, certain regions of the States of Mexico and Hidalgo, and some parts of the southwestern, southeastern, and central regions of Mexico.

In July of 1997, the company acquired Embotelladora Agral Regiomontana and related companies, giving it the franchise rights to sell drinks in Monterrey, a Mexican city and much of northeastern Mexico. Pepsi's annual sales totaled US$
495.2 million in 1997 and its market capitalization was US$ 1 billion. During the six month period ended January 31, 1998, the Fund's position increased from 2.6% to 3.9% due to high growth prospectives for the sector.

Grupo Elektra, S.A. de C.V. -- 3.5% of the Fund's total investments

Grupo Elektra is Mexico's dominant specialty retailer of electronics, appliances, and household furniture, which caters to the low-income population. A key factor in its growth has been its credit financing program that allows customers to purchase products at a fixed price during a 13 to 53 week period. Other businesses include: money transfers to and from the U.S.; Grupo Hecali, and a specialized clothing and footwear store which is expected to almost double its number of stores from 110 to 210 in 1998. Elektra's annual sales totaled US$ 790 million and its market capitalization is US$ 1.9 billion. During the period, the Fund's position decreased from 4.2% to 3.5% on profit taking.

Fomento Economico Mexicano, S.A. de C.V. (Femsa) -- 3.5% of the Fund's total investments

Fomento Economico Mexicano S.A. de C.V. is Mexico's leading soft drink company and second-largest beer company. The company has four divisions: Beer (Femsa) 44%, Soft drinks (KOF) 38% and Convenience Stores (Oxxo) and Packaging (Femsa) with 13% and 5%, respectively, of total sales.

The company's beer division has a 46% market share. In 1994, John Labbat, the second largest beer company in Canada, acquired 22% of the beer division. Femsa has a 51% share of KOF, which has the largest Coca-Cola franchise in Mexico, and covers the markets of the Valley of Mexico (including Mexico City), and the southeast of Mexico through 13 bottling plants. In 1994, KOF acquired a new franchise in Argentina. Coca-Cola Co. has a 30% share of KOF's capital. Femsa's annual sales totaled US$ 2.96 billion in 1997 and its market capitalization was US$ 3.8 billion at December 31, 1997. During the period, the Fund's position increased from 2.4% to 3.5% due to growth prospects and attractive valuation.

Desc Sociedad de Fomento Industrial, S.A. de C.V. -- 3.5% of the Fund's total investments

Desc, S.A. de C.V., one of the largest industrial conglomerates is made up of a diversified group of businesses whose combined annual sales totaled approximately US$ 1.8 billion in 1997. The company focused on five business sectors and their subsidiaries: Unik (autoparts) 41%, Girsa (chemicals and consumer products) 39%, Agriobios (agribusiness) 18%, and Dine (real estate) 2% of total sales.

Unik produces a wide variety of autoparts, original equipment and spare parts for the domestic and export markets. Girsa's main chemical products are synthetic rubber, polystyrene, phosphates, carbon black and phenol. Girsa is also responsible for the consumer products division, which produces glue and waterproofing sealant. Agrobios produces poultry, pork, animal feed and shrimp. Desc recently acquired Corfuerte, a food manufacturer company that produces a variety of food products. Dine is a real estate business which focuses on the highest market segment, including commercial, tourism and residential developments. Exports for Desc represent 36% of their total sales (mainly autoparts and chemicals). Desc's sales totaled US$ 1.9 billion in 1997 and the market capitalization is US$ 2.3 billion at December 31, 1997. During the period, the Fund's position decreased from 4.2% to 3.5% on profit taking.

Cifra, S.A. de C.V. -- 3.2% of the Fund's total investments

Cifra is the main commercial chain in Mexico with a market share of 30.3%. The company maintains a strong balance sheet, is well managed and has the second-highest operating margin of all Mexican retailers. In 1991, it formed a partnership with Wal-Mart Stores Inc. in order to open wholesale clubs in Mexico.

In May 1992, this partnership was extended to include the newly opened self-service stores. In June 1997, Cifra announced that it had reached an agreement with Wal-Mart Stores Inc., to merge their joint venture companies into the Cifra holding. The agreement was finalized in July of 1997 and gave Wal-Mart a majority controlling share of Cifra. Cifra's annual sales totaled US$ 3.5 billion and its market capitalization is US$ 8.8 billion. During the period, the Fund's position decreased from 7.5% to 3.2% on profit taking,

Cemex, S.A. -- 3.1% of the Fund's total investments

Cemex, S.A. de C.V. is the third largest producer of cement, ready-mix concrete and aggregates in the world and has annual installed capacity of 50.1 million metric tons. Based in Monterrey City, Mexico, the company leads the Mexican market, and also has major operations in Spain, Venezuela, the United States, Colombia, and smaller operations in Panama, the Dominican Republic, and the Philippines. In addition, Cemex is the leading cement trader in the world, with clients in more than 60 countries. The company's administration is recognized for its efficiency, aggressiveness and experience and it is thought to be the lowest cement cost operator in the world. Cemex's annual sales totaled US$ 3.9 billion in 1997 and its market capitalization is US$ 5.4 billion at December 31, 1997. During the period, the Fund's position decreased from 3.9% to 3.1%.

Grupo Industrial Bimbo, S.A. de C.V. -- 2.8% of the Fund's total investments

Grupo Industrial Bimbo, S.A. de C.V., Mexico's largest bread producer, leads the domestic sliced bread market and is the country's leading pastry, packaged corn and wheat tortilla producer. The company also has a significant market share in the candy and snack food market. It has the most extensive and sophisticated distribution network in Mexico with 15,000 daily routes that serve close to 1.5 million clients. Exports represent 18% of Bimbo's total sales. Bimbo had total annual sales of US$ 2.2 billion in 1997 and market capitalization of US$ 3.2 billion as of December 31, 1997. During the six month period ended January 31, 1998, the position increased from 2.5% to 2.8% as part of our strategy to increase domestic oriented companies.

Controladora Comercial Mexicana, S.A. de C.V. (Comerci) -- 2.7% of the Fund's total investments

Controladora Comercial Mexicana, S.A. de C.V. is Mexico's second-largest supermarket chain with a market share of 19.2%. The company operates 149 self-service retail stores at the national level, of which 79% are located in Mexico City and the central region of the country. During June 1997, the company announced the implementation of a credit program in a joint effort with Banco Bital. This new in-store program will allow customers to purchase certain items on credit. Comerci's annual sales totaled US$ 2.1 billion and its market capitalization was US$ 1.3 billion at December 31, 1997. During the six month period ended January 31, 1998, the position increased from 1.0% to 2.7%.

Grupo Modelo, S.A. de C.V. -- 2.7% of the Fund's total investments

Grupo Modelo is the leading producer of beer in Mexico and its production accounts for 54.3% of the national market, as well as 80.7% of exports. GModelo produces 10 brands of beer Corona (the leading beer on the Mexican market), Modelo Especial, Victoria and Pacifico. In June 1993 it became associated with the largest beer group in the world, Anheuser-Bush, which currently holds of-line outstanding shares of GModelo and 10% of Diblo. Last year the company opened its eighth plant in Zacatecas (northern Mexico), which will initially increase GModelo installed capacity by 10%. GModelo maintains a strong financial structure with no debt. GModelo has total annual sales of US$ 1.8 billion and its market capitalization is US$ 6.1 billion. During the six month period ended December 31, 1997, the Fund's position was lowered from 4.4% to 2.7%.


Respectfully,

/s/ M. Eugenia Pichardo

M. Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.
Mexico City
February 16, 1998

Schedule of Investments                  The Mexico Equity and Income Fund, Inc.
January 31, 1998 (Unaudited)

Number                                                                           Percent
of Shares        Security                                                    of Holdings             Value
==========================================================================================================
                 MEXICO                                                           98.43%

----------------------------------------------------------------------------------------------------------
                 COMMON  STOCKS                                                   78.47%
----------------------------------------------------------------------------------------------------------

                 Cement                                                            9.03%
    315,000      Apasco, S.A. de C.V. ..................................................      $  2,093,770
  1,069,000      Cemex, S.A.* ..........................................................         3,920,724
     97,000      Cemex, S.A. B* ........................................................           420,237
  2,950,000      Grupo Cementos de Chihuahua, S.A. de C.V. .............................         2,731,157
  2,269,980      Internacional de Ceramica, S.A. de C.V.* + ............................         3,691,242
                                                                                              ------------
                                                                                                12,857,130
                                                                                              ------------

                 Communications and Transportation                                 7.53%
  3,081,000      Biper, S.A. de C.V. B* ................................................         1,206,801
     20,000      Grupo Televisa S.A.* ..................................................           317,864
     41,500      Grupo Televisa S.A. ADR* ..............................................         1,335,781
     65,000      Telefonos de Mexico, S.A. de C.V. ADR .................................         3,201,250
  1,520,000      Telefonos de Mexico, S.A. de C.V. L ...................................         3,779,703
    178,000      TV Azteca, S.A. de C.V.* ..............................................           889,472
                                                                                              ------------
                                                                                                10,730,871
                                                                                              ------------

                 Computers                                                         0.88%
    482,000      Acer Computec Latino America, S.A. de C.V.* ...........................           963,428
     30,000      Acer Computec Latino America, S.A. de C.V. ADR* .......................           285,000
                                                                                              ------------
                                                                                                 1,248,428
                                                                                              ------------

                 Construction                                                      6.09%
    417,000      Consorcio ARA, S.A. de C.V.* ..........................................         1,831,335
  1,141,000      Consorcio Hogar, S.A. de C.V. B* ......................................         2,302,315
    626,000      Corporacion Geo, S.A. de C.V. B* ......................................         3,321,329
    295,000      Empresas ICA Sociedad Controladora, S.A. de C.V. ......................           662,481
    100,000      Grupo Tribasa S. A. de C.V. ADR* ......................................           556,250
                                                                                              ------------
                                                                                                 8,673,710
                                                                                              ------------

                 Entertainment                                                     2.17%
    470,000      Corporacion Interamericana de Entretenimiento, S.A de C.V. B ..........         3,096,142
                                                                                              ------------

                 Financial Groups                                                  4.33%
  3,094,000      Grupo Financiero Bancomer, S.A. de C.V. B* ............................         1,659,927
  2,000,000      Grupo Financiero GBM Atlantico, S.A. de C.V. B * + ....................         1,424,332
    966,000      Grupo Financiero Inbursa, S.A. de C.V. B ..............................         3,084,320
                                                                                              ------------
                                                                                                 6,168,579
                                                                                              ------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
January 31, 1998 (Unaudited)

Number                                                                           Percent
of Shares        Security                                                    of Holdings             Value
==========================================================================================================
COMMON STOCKS (continued)
                 Food, Beverage and Tobacco                                       13.91%
    768,000      Fomento Economico Mexicano, S.A. de C.V. B ............................      $  5,004,534
    397,000      Grupo Industrial Bimbo, S.A. de C.V. A ................................         3,911,098
    470,000      Grupo Modelo, S.A. de C.V. C ..........................................         3,849,259
    601,000      Maizoro, S.A. de C.V. .................................................           419,451
  2,769,000      Pasteleria Francesa, S.A. de C.V. (Globo)* ............................         1,084,594
  2,410,000      Pepsi Gemex , S.A. de C.V. ............................................         5,549,436
                                                                                              ------------
                                                                                                19,818,372
                                                                                              ------------

                 Industrial Conglomerates                                         16.59%
  3,170,000      Accel, S.A. de C.V. B* ................................................           586,968
  9,461,626      Accel, S.A. de C.V. C* ................................................         1,707,023
    421,000      Desc Sociedad de Fomento Industrial, S.A. de C.V. A ...................         3,198,101
    246,750      Desc Sociedad de Fomento Industrial, S.A. de C.V. C ...................         1,801,202
    601,000      Grupo Carso, S.A. de C.V. A1 ..........................................         3,538,231
  1,603,000      Grupo Imsa, S.A. de C.V. ..............................................         3,474,277
    690,000      Grupo Industrial Alfa, S.A.  A ........................................         3,685,460
  5,400,000      Grupo Industrial Camesa, S.A. de C.V. B* ..............................         3,108,605
    394,000      Grupo Industrial Sanluis, S.A. de C.V. ................................         2,525,341
                                                                                              ------------
                                                                                                23,625,208
                                                                                              ------------

                 Retailing                                                         6.10%
  1,167,000      Cifra, S.A. de C.V. C .................................................         1,980,783
  1,425,517      Cifra, S.A. de C.V. V .................................................         2,602,309
  3,220,000      Controladora Comercial Mexicana, S.A. de C.V. .........................         3,890,754
    200,000      Grupo Gigante S.A. B* .................................................            63,620
     42,000      Organizacion Soriana S.A. B ...........................................           150,552
                                                                                              ------------
                                                                                                 8,688,018
                                                                                              ------------

                 Specialty Stores                                                  8.11%
  1,184,000      Corporativo Fragua, S.A. de C.V. B* ...................................         1,714,516
    938,000      Dermet de Mexico, S.A. de C.V. B* .....................................           846,149
    792,000      Grupo Comercial Gomo, S.A. de C.V.* ...................................         1,584,940
  3,225,000      Grupo Elektra, S.A. de C.V. ...........................................         5,014,540
  2,999,000      Nacional de Drogas, S.A. de C.V. L ....................................         2,399,200
                                                                                              ------------
                                                                                                11,559,345
                                                                                              ------------

                 Textile                                                           3.73%
  2,751,000      Grupo Covarra, S.A. de C.V.* ..........................................         3,128,140
  4,193,000      Hilasal Mexicana, S.A. de C.V. A* .....................................         2,189,816
                                                                                              ------------
                                                                                                 5,317,956
                                                                                              ------------

                 TOTAL COMMON STOCKS (Cost $110,027,786)                                       111,783,759
                                                                                              ------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
January 31, 1998 (Unaudited)

Par Value                                                                        Percent
(000)            Security                                                    of Holdings             Value
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                 CONVERTIBLE DEBENTURES                                            3.89%
----------------------------------------------------------------------------------------------------------
MXP  16,101      Corporacion Interamericana Entretenimiento 12.00%, 06/06/99 ...........      $  2,302,873
MXP  24,113      Grupo Financiero Bancomer 23.3503%, 05/16/02** ........................         3,234,080
                                                                                              ------------
                 TOTAL CONVERTIBLE DEBENTURES (Cost $5,980,889)                                  5,536,953
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                 INFLATION INDEXED BOND                                            4.19%
----------------------------------------------------------------------------------------------------------
MXP  38,180      Vitro, S.A. 13.00%,  12/07/99+ ........................................         5,972,646
                                                                                              ------------
                 TOTAL INFLATION INDEXED BOND (Cost $4,959,549)                                  5,972,646
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                 MEXICAN GOVERNMENT BOND                                           1.87%
----------------------------------------------------------------------------------------------------------
MXP  10,000      Bono de Desarrollo del Gobierno Federal 19.39%, 12/14/00 ..............         1,186,940
MXP  12,500      Bono de Desarrollo del Gobierno Federal 19.28%, 01/18/01 ..............         1,483,675
                                                                                              ------------
                 TOTAL MEXICAN GOVERNMENT  BOND (Cost $2,664,128)                                2,670,615
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                 SHORT-TERM OBLIGATIONS                                           10.01%
----------------------------------------------------------------------------------------------------------
                 MEXICAN SHORT TERM OBLIGATION                                     0.33%
MXP  4,000       Certificados de la Tesoreria 19.75%, 7/23/98 ..........................           474,777
                                                                                              ------------

                 TOTAL MEXICAN SHORT TERM OBLIGATION (Cost $481,927)                               474,777
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                 PROMISSORY NOTES                                                  9.68%
----------------------------------------------------------------------------------------------------------
MXP 56,000       Banco de Comercio Exterior 18.10%, 02/02/98 ...........................         6,646,884
MXP 20,183       Banco Nacional de Obras Publicas 18.10%, 02/02/98 .....................         2,395,550
MXP 40,000       Grupo Financiero Serfin 18.25%, 02/02/98 ..............................         4,747,774
                                                                                              ------------

                 TOTAL PROMISSORY NOTES (Cost $13,790,208)                                      13,790,208
                                                                                              ------------

                 TOTAL SHORT-TERM OBLIGATIONS (Cost $14,272,135)                                14,264,985
                                                                                              ------------

                 TOTAL MEXICO (Cost $137,904,487)                                              140,228,958
                                                                                              ------------

Schedule of Investments (concluded)      The Mexico Equity and Income Fund, Inc.
January 31, 1998 (Unaudited)

Number                                                               Percent
of Shares        Security                                        of Holdings      Cost               Value
==========================================================================================================
----------------------------------------------------------------------------------------------------------
                 UNITED STATES SHORT-TERM OBLIGATIONS                              1.57%
----------------------------------------------------------------------------------------------------------
  2,233,011      Temporary Investment Fund, Inc. - Temp Cash Portfolio                        $  2,233,011
                                                                                              ------------

                 TOTAL UNITED STATES SHORT-TERM OBLIGATIONS (Cost $2,233,011)                    2,233,011
----------------------------------------------------------------------------------------------------------

                 TOTAL INVESTMENTS (Cost $140,137,498)++                         100.00%      $142,461,969
                                                                                              ============

---------------------------
Footnotes and Abbreviations

*    Non-income producing security.

**   Variable rate security. Interest rate represents rate at January 31, 1998.

+ At fair value as determined under the supervision of the Board of Directors.

++ Aggregate cost for Federal income tax purposes is $141,707,664. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
     Excess of market value over tax cost                   $12,272,316
     Excess of tax cost over market value                   (11,518,011)
                                                            -----------
                                                                754,305
                                                            ===========

MXP  Mexican Pesos
ADR  American Depository Receipt


See accompanying notes to financial statements.

Statement of Assets and Liabilities      The Mexico Equity and Income Fund, Inc.
January 31, 1998 (Unaudited)

Assets
Investments, at value (Cost $140,137,498) .................................................................           $ 142,461,969
Cash (including foreign currency holdings of $2,136,811 with a cost of $2,134,559) ........................               2,136,811
Receivables:
   Interest (net of withholding tax of $10,794) ...........................................................                 295,940
   Maturities .............................................................................................              64,354,605
   Securities sold ........................................................................................                 227,323
Prepaid expenses ..........................................................................................                  36,185
                                                                                                                      -------------
   Total Assets ...........................................................................................             209,512,833
                                                                                                                      -------------

Liabilities
Payable for securities purchased ..........................................................................              68,783,093
Due to Mexican Adviser ....................................................................................                  66,493
Due to Co-Adviser .........................................................................................                  51,148
Due to Administrator ......................................................................................                  25,574
Accrued expenses ..........................................................................................                  77,027
                                                                                                                      -------------
   Total Liabilities ......................................................................................              69,003,335
                                                                                                                      -------------
Net Assets ................................................................................................           $ 140,509,498
                                                                                                                      =============
Net Asset Value per Share ($140,509,498/11,825,273) .......................................................           $       11.88
                                                                                                                      =============

Net assets consist of:
Capital stock, $0.001 par value; 11,825,273 shares issued and outstanding
   (100,000,000 shares authorized) ........................................................................                  11,825
Paid-in capital ...........................................................................................             131,288,786
Distributions in excess of net investment income ..........................................................                (759,218)
Accumulated net realized gain on investments and foreign currency
   related transactions ...................................................................................               8,050,940
Net unrealized appreciation in value of investments and on
   translation of other assets and liabilities denominated in foreign currency ............................               1,917,165
                                                                                                                      -------------
                                                                                                                      $ 140,509,498
                                                                                                                      =============

See accompanying notes to financial statements.

Statement of Operations                  The Mexico Equity and Income Fund, Inc.
For the Six Months Ended January 31, 1998 (Unaudited)

Investment Income
Interest (Net of taxes withheld of $70,403) ................................................................           $  1,553,770
Dividends ..................................................................................................                239,350
                                                                                                                       ------------
   Total investment income .................................................................................              1,793,120
                                                                                                                       ------------

Expenses
Mexican Advisory fees ........................................................................  $    496,769
Co-Advisory fees .............................................................................       382,130
Administration fees ..........................................................................       191,065
Custodian fees ...............................................................................        98,152
Legal fees ...................................................................................        50,410
Insurance ....................................................................................        36,497
Audit fees ...................................................................................        28,104
Transfer agent fees ..........................................................................        27,826
Printing .....................................................................................        15,123
NYSE fees ....................................................................................        12,230
Directors' fees ..............................................................................        11,796
Miscellaneous ................................................................................         8,067
                                                                                                ------------
   Total expenses ..........................................................................................              1,358,169
                                                                                                                       ------------
   Net investment income ...................................................................................                434,951
                                                                                                                       ------------
Net Realized and Unrealized Gain (Loss) on Investments,
   Foreign Currency Holdings and Translation of Other Assets
   and Liabilities Denominated in Foreign Currency

Net realized gain (loss) from
   Security transactions ...................................................................................             26,157,600
   Foreign currency related transactions ...................................................................               (155,456)
                                                                                                                       ------------
                                                                                                                         26,002,144

Net change in unrealized depreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currency .............................            (42,895,331)
                                                                                                                       ------------

Net realized and unrealized loss on investments, foreign currency holdings
   and translation of other assets and liabilities denominated in foreign currency .........................            (16,893,187)
                                                                                                                       ------------

Net decrease in net assets resulting from operations .......................................................           ($16,458,236)
                                                                                                                       ============

See accompanying notes to financial statements.

Statement of Changes in Net Assets                         The Mexico Equity and
                                                                Income Fund Inc.

                                                                                               For the Six
                                                                                               Months Ended              For the
                                                                                             January 31, 1998          Year Ended
                                                                                                (Unaudited)           July 31, 1997
                                                                                             ----------------         -------------
Increase (Decrease) In Net Assets

Operations
Net investment income ................................................................         $     434,951          $   5,109,358
Net realized gain on investments and foreign currency
      related transactions ...........................................................            26,002,144             25,891,614
Net change in unrealized apprecation (depreciation) in value of investments and translation of other assets and liabilities
   denominated in foreign currency ...................................................           (42,895,331)            39,743,168
                                                                                               -------------          -------------
      Net increase (decrease) in net assets resulting from operations ................           (16,458,236)            70,744,140
                                                                                               -------------          -------------

Distributions to shareholders from
Net investment income ($0.1894 and $0.44 per share, respectively) ....................            (2,239,707)            (5,203,120)
Net realized gains ($3.3706 and $0.67 per share, respectively) .......................           (39,858,265)            (7,922,933)
                                                                                               -------------          -------------
      Decrease in net assets from distributions ......................................           (42,097,972)           (13,126,053)
                                                                                               -------------          -------------

Capital share transactions
Offering costs charged to paid-in capital ............................................                    --                   (789)
                                                                                               -------------          -------------
Total increase (decrease) in net assets ..............................................           (58,556,208)           (57,617,298)
                                                                                               -------------          -------------

Net Assets
Beginning of period ..................................................................           199,065,706            141,448,408
                                                                                               -------------          -------------

End of period  (including undistributed net investment
   income of $1,045,538, as of July 31, 1997) ........................................         $ 140,509,498          $ 199,065,706
                                                                                               =============          =============


See accompanying notes to financial statements.

Financial Highlights                     The Mexico Equity and Income Fund, Inc.
For a Share Outstanding throughout Each Period

                                          For the Six
                                         Months Ended      For the Year  For the Year    For the Year    For the Year   For the Year
                                        January 31, 1998      Ended          Ended           Ended          Ended          Ended
                                          (Unaudited)     July 31, 1997  July 31, 1996  July 31, 1995   July 31, 1994  July 31, 1993
                                          -----------     -------------  -------------  -------------   -------------  -------------
Per Share Operating Performance
 Net asset value, beginning of period       $16.83            $11.96         $11.31          $20.33         $18.51         $16.03
                                            ------            ------         ------          ------         ------         ------
 Net investment income ...............        0.04              0.43           0.81+           0.82           0.51           0.68
 Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings, and translation
   of other assets and liabilities
   denominated in foreign currency ...       (1.43)             5.55           0.67+          (5.98)          5.47           3.33
                                            ------            ------         ------          ------         ------         ------
 Net increase (decrease) from
   investment operations .............       (1.39)             5.98           1.48           (5.16)          5.98           4.01
                                            ------            ------         ------          ------         ------         ------
 Less Distributions
   Dividends from net
      investment income ..............       (0.19)            (0.44)            --           (0.03)         (0.42)         (0.77)
   Distributions from net
      realized gains .................       (3.37)            (0.67)         (0.09)          (3.90)         (1.67)         (0.76)
                                            ------            ------         ------          ------         ------         ------
   Total dividends and distributions .       (3.56)            (1.11)         (0.09)          (3.93)         (2.09)         (1.53)
                                            ------            ------         ------          ------         ------         ------
 Capital share transactions
   Anti-dilutive effect of
      dividend reinvestment ..........          --                --             --            0.07             --             --
   Dilutive effect of rights offering           --                --          (0.74)             --          (2.07)            --
                                            ------            ------         ------          ------         ------         ------
   Total capital share transactions ..        0.00              0.00          (0.74)           0.07          (2.07)          0.00
                                            ------            ------         ------          ------         ------         ------
 Net asset value, end of period ......      $11.88            $16.83         $11.96          $11.31         $20.33         $18.51
                                            ======            ======         ======          ======         ======         ======
 Per share market value, end of period       $9.75           $14.125         $9.625          $11.25         $21.25        $18.625

 Total Investment Return Based
   on Market Value* ..................       (7.19)%           62.52%         (8.26)%        (31.96)%        41.40%         37.10%

Ratios/Supplemental Data
   Net assets, end of
      period (in 000s) ...............    $140,509          $199,066       $141,448         $99,779       $175,380       $117,627
   Ratios of expenses to
      average net assets .............        1.42%++           1.49%          1.56%           1.71%          1.64%          1.63%
   Ratios of net investment income
      to average net assets ..........        0.46%++           3.29%          7.32%           5.73%          2.75%          4.14%
   Portfolio turnover ................       46.49%           127.44%         42.59%          50.52%         43.57%         44.21%
   Average commission rate paid** ....     $0.0057           $0.0050        $0.0030           N/A            N/A            N/A

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

** Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

+    Based on average shares outstanding.

++   Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements                              The Mexico Equity and
January 31, 1998  (Unaudited)                                  Income Fund, Inc.

NOTE A: Summary of Significant Accounting Policies

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

In accordance with U.S. Treasury regulations, the Fund elected to defer $621,681 of net realized foreign currency losses arising after October 31, 1996. Such losses are treated for tax purposes as arising on August 1, 1997.

Notes to Financial Statements -- (continued)               The Mexico Equity and
January 31, 1998  (Unaudited)                                  Income Fund, Inc.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are not subject to Mexican withholding tax if such dividends are paid out of taxed profits. Dividends distributed by Mexican companies from other sources are subject to a 34% withholding tax.

     Interest income on debt issued by the Mexican federal government is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%.

     Gains realized from the sale or disposition of debt securities are not presently subject to taxation unless such securities are listed and traded on the Mexican Stock Exchange, (MSE), in which case a 4.9% withholding may apply. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the MSE are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. The Fund reports foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Notes to Financial Statements -- (continued)               The Mexico Equity and
January 31, 1998  (Unaudited)                                  Income Fund, Inc.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended July 31, 1997, the Fund reclassified a loss of $637,760 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the reclassification.

NOTE B:  Management, Investment Advisory and Administrative Services

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the six months ended January 31, 1998, these fees amounted to $496,769.

On November 3, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Advantage Advisers, Inc., the Fund's U.S. Co-Advisor (the "Co-Advisor"). In connection with the acquisition, CIBC Wood Gundy Securities Corp. merged into Oppenheimer & Co., Inc., whose name was changed to CIBC Oppenheimer Corp. ("CIBC Oppenheimer").

Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer, serves as the Fund's U.S. Co-Adviser under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes all investment decisions regarding the Fund's

Notes to Financial Statements -- (continued)               The Mexico Equity and
January 31, 1998  (Unaudited)                                  Income Fund, Inc.

convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of 0.40% of the Fund's average monthly net assets. For the six months ended January 31, 1998, these fees amounted to $382,130.

CIBC Oppenheimer, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the six months ended January 31, 1998, these fees amounted to $191,065.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the U.S. Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. For the six months ended January 31, 1998, the fees paid to such directors, including meeting fees and annual retainer, amounted to $3,700 and $7,500, respectively. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations, aggregated $81,394,431 and $123,596,525 respectively, for the six months ended January 31, 1998.

NOTE D: Transactions with Affiliates

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $57,503 during the six months ended January 31, 1998.

NOTE E: Other

At January 31, 1998, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

Results of Annual Shareholders Meeting                     The Mexico Equity and
                                                               Income Fund, Inc.

The Fund held its annual shareholders meeting on November 7, 1997. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending July 31, 1998. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

Nominee                         Votes For              Votes Abstained
-------                         ---------              ---------------
Alan Rappaport                  9,737,759                  89,280

At January 31, 1998, in addition to Alan Rappaport the other directors of the Fund were as follows:

Luis Rubio
Frederick M. Bohen
Carroll W. Brewster
Sol Gittleman

II. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

Votes For                    Votes Against            Votes Abstained
---------                    -------------            ---------------
8,912,666                       45,495                    868,878

Results of Special Meeting

The Fund held a Special Meeting of Shareholders on September 30, 1997. At the meeting a new U.S. Co-Advisory Agreement with Advantage Advisers, Inc. was approved. The following table provides information concerning the matter voted on at the meeting:

I. Approval of a new U.S. Co-Advisory Agreement

Votes For                    Votes Against            Votes Abstained
---------                    -------------            ---------------
7,103,958                      2,702,466                 107,557

Dividends and Distributions                                The Mexico Equity and
Dividend Reinvestment and Cash Purchase Plan                   Income Fund, Inc.

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PNC Bank (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Dividends and Distributions (continued)                    The Mexico Equity and
Dividend Reinvestment and Cash Purchase Plan                   Income Fund, Inc.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10826.

================================================================================

                             THE MEXICO EQUITY AND
                               INCOME FUND, INC.

                              INVESTMENT ADVISERS:
                          ACCI WORLDWIDE, S.A. DE C.V.
                            ADVANTAGE ADVISERS, INC.

                                 ADMINISTRATOR:
                             CIBC OPPENHEIMER CORP.

                               SUB-ADMINISTRATOR:
                                   PFPC INC.

                         TRANSFER AGENT AND REGISTRAR:
                                 PNC BANK, N.A.

                                  CUSTODIANS:
                                 PNC BANK, N.A.
                                 CITIBANK, N.A.

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